Exhibit 99.1

Benefitfocus, Inc. 843-284-1052 ext. 3527 pr@benefitfocus.com Investor Relations: Michael Bauer 843-284-1052 ext. 6654 michael.bauer@benefitfocus.com

Benefitfocus Announces Third Quarter 2018 Financial Results

                Total revenue grew 8% year-over-year to $61.0 million

Charleston, S.C. – November 1, 2018 – Benefitfocus, Inc. (NASDAQ: BNFT), a leading cloud-based benefits management platform and services provider, today announced its third quarter 2018 financial results. The company posted another strong quarter with better than expected bookings growth and 11% software services growth compared to the prior year period.  Business highlights from the quarter include:

•	Ended the quarter with 1,013 large employer customers, up from 903 at the end of the prior year period.
•	Signed Aetna, MetLife and the largest healthcare insurance carrier in the United States in the third quarter. This brings the total number of BenefitsPlace carriers to 9 at quarter-end.
•	Improved gross margin by over 360 basis points.

“Benefitfocus delivered strong third quarter results that exceeded our expectations,” said Ray August, President and Chief Executive Officer of Benefitfocus.  “We’ve had four consecutive quarters of strong execution and are very pleased with the direction of our business.  We anticipate our 2019 total revenue growth percentage to be in the mid-to-high teens compared to the prior year, and for our business to generate meaningful positive free cash flow in the upcoming year.”

August added, “The Benefitfocus platform is simplifying benefits purchasing decisions for consumers, which is driving strong demand.  Our benefits selection and enrollment process are designed to bring clarity and peace of mind to consumers as they shop for the right benefits for themselves and their families. We have assembled the highest-quality benefits offering through BenefitsPlace, giving consumers and employers better choice and easier access to the industry’s flagship brands.”

Third Quarter 2018 Financial Highlights

Revenue

•	Total revenue was $61.0 million, an increase of 8% compared to the third quarter of 2017.
•	Software services revenue was $46.9 million, an increase of 11% compared to the third quarter of 2017.
•	Professional services revenue was $14.1 million, an increase of 2% compared to the third quarter of 2017.

Net Loss

•

GAAP net loss was ($11.6) million, compared to ($14.0) million in the third quarter of 2017. GAAP net loss per share was ($0.36), based on 31.9 million basic and diluted weighted average common shares outstanding, compared to ($0.45) for the third quarter of 2017, based on 31.2 million basic and diluted weighted average common shares outstanding.

Non-GAAP Net Loss and Adjusted EBITDA

•

Non-GAAP net loss was ($7.2) million, compared to ($9.2) million in the third quarter of 2017. Non-GAAP net loss per share was ($0.23), based on 31.9 million basic and diluted weighted average common shares outstanding, compared to ($0.29) for the third quarter of 2017, based on 31.2 million basic and diluted weighted average common shares outstanding.

•	Adjusted EBITDA was ($0.0) million, compared to ($2.3) million in the third quarter of 2017.

See important disclosures about non-GAAP measures, and a reconciliation of them to GAAP, below.

Balance Sheet

•	Cash and cash equivalents at September 30, 2018 totaled $51.1 million, compared to $53.3 million at the end of the second quarter of 2018.

Business Outlook

Based on information available as of November 1, 2018, Benefitfocus is providing guidance for the fourth quarter and full year 2018 as indicated below.

Fourth Quarter 2018:

•	Total revenue is expected to be in the range of $71.0 million to $74.0 million.
•	Non-GAAP net income is expected to be in the range of $2.0 million to $5.0 million, or $0.06 to $0.15 per share, based on 32.6 million diluted weighted average common shares outstanding.
•	Adjusted EBITDA is expected to be in the range of $8.5 million to $11.5 million.

Full Year 2018:

•	Total revenue is expected to be in the range of $255.0 million to $258.0 million.
•

Non-GAAP net loss is expected to be in the range of ($21.0) million to ($18.0) million, or ($0.66) to ($0.57) per share, based on 31.7 million basic and diluted weighted average common shares outstanding.

•	Adjusted EBITDA is expected to be in the range of $7.0 million to $10.0 million.

See important disclosures about non-GAAP measures, and a reconciliation of them to GAAP, below.

Conference Call Details:

In conjunction with this announcement, Benefitfocus will host a conference call today, November 1, 2018, at 5:00 p.m. Eastern Time to discuss the company’s financial results, including segment results. To access this call, dial (877) 407-9208 (domestic) or (201) 493-6784 (international). A live webcast, as well as the replay, of the conference call will be available on the Investor Relations page of the company’s website at http://investor.benefitfocus.com/. After the conference call, a replay will be available until November 8, 2018, and can be accessed by dialing (844) 512-2921 (domestic) or (412) 317-6671 (international) with passcode 13683837.

About Benefitfocus

Benefitfocus (NASDAQ: BNFT) unifies the entire U.S. benefits industry on a single technology platform to protect consumers’ health, wealth and lifestyle. Our powerful cloud-based software, data-driven insights and thoughtfully-designed services, enable employers, insurance brokers and carriers to simplify the complexity of benefits administration and deliver a world-class benefits experience. The Benefitfocus platform is industry leading in reliability and peak response rate. Learn more at www.benefitfocus.com, LinkedIn and Twitter.

Non-GAAP Financial Measures

The company uses certain non-GAAP financial measures in this release, including non-GAAP gross profit, operating income (loss), net loss, net loss per common share, and adjusted EBITDA. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance or financial position that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP.

Non-GAAP gross profit, operating income (loss), net loss and net loss per share exclude stock-based compensation expenses, amortization of acquisition-related intangible assets, transaction costs expensed, if any, and costs not core to our business, if any.  We define adjusted EBITDA as net loss before net interest, taxes, and depreciation and amortization expense, adjusted to eliminate stock-based compensation expense, expense related to the impairment of goodwill and intangible assets, transaction costs expensed, and costs not core to our business.  Please note that other companies might define their non-GAAP financial measures differently than we do.

Management presents these non-GAAP financial measures in this release because it considers them to be important supplemental measures of performance. Management uses these non-GAAP financial measures for planning purposes, including analysis of the company's performance against prior periods, the preparation of operating budgets and to determine appropriate levels of operating and capital investments. Management believes that these non-GAAP financial measures provide additional insight for analysts and investors in evaluating the company's financial and operational performance. Management also intends to provide these non-GAAP financial measures as part of the company’s future earnings discussions and, therefore, their inclusion should provide consistency in the company’s financial reporting.

Non-GAAP financial measures have limitations as an analytical tool. Investors are encouraged to review the reconciliation of the non-GAAP measures to their most directly comparable GAAP measures provided in this release, including in the accompanying tables.

Safe Harbor Statement

Except for historical information, all of the statements, expectations, and assumptions contained in this press release are forward-looking statements. Actual results might differ materially from those explicit or implicit in the forward-looking statements. Important factors that could cause actual results to differ materially include: our continuing losses and need to achieve GAAP profitability; fluctuations in our financial results; the immature and volatile market for our products and services; risks related to changing healthcare and other applicable regulations; our ability to maintain our culture, recruit and retain qualified personnel and effectively expand our sales force; cyber-security risks;  the need to innovate and provide useful products and services; our ability to compete effectively; privacy, security and other risks associated with our business; and the other risk factors set forth from time to time in our SEC filings,  copies of which are available free of charge within the Investor Relations section of the Benefitfocus website at http://investor.benefitfocus.com/sec-filings or upon request from our Investor Relations Department. Benefitfocus assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

Source: Benefitfocus, Inc.

Benefitfocus, Inc.

Unaudited Consolidated Statements of Operations and Comprehensive Loss

(in thousands, except share and per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
Revenue	$61,006	$56,251	$183,950	$168,963
Cost of revenue (1)(2)	31,740	31,310	93,864	93,208
Gross profit	29,266	24,941	90,086	75,755
Operating expenses:(1)(2)
Sales and marketing	17,661	16,467	55,978	52,353
Research and development	10,676	12,568	34,827	37,222
General and administrative	9,263	6,853	29,343	20,487
Total operating expenses	37,600	35,888	120,148	110,062
Loss from operations	(8,334)	(10,947)	(30,062)	(34,307)
Other income (expense):
Interest income	73	55	199	129
Interest expense on building lease financing obligations	(1,868)	(1,864)	(5,601)	(5,585)
Interest expense on other borrowings	(1,458)	(1,254)	(4,190)	(3,526)
Other expense	2	9	15	(140)
Total other expense, net	(3,251)	(3,054)	(9,577)	(9,122)
Loss before income taxes	(11,585)	(14,001)	(39,639)	(43,429)
Income tax expense	13	5	22	10
Net loss	$(11,598)	$(14,006)	$(39,661)	$(43,439)
Comprehensive loss	$(11,598)	$(14,006)	$(39,661)	$(43,439)

Net loss per common share:
Basic and diluted	$(0.36)	$(0.45)	$(1.25)	$(1.40)
Weighted-average common shares outstanding:
Basic and diluted	31,883,029	31,181,141	31,678,360	30,974,116

(1) Stock-based compensation included in above line items:
Cost of revenue	$542	$682	$2,153	$1,803
Sales and marketing	759	1,319	2,970	3,575
Research and development	494	743	2,103	2,200
General and administrative	1,552	1,652	5,120	4,068

(2) Amortization of acquired intangible assets included in above line items:
Cost of revenue	$12	$34	$81	$105
Sales and marketing	4	12	31	38
Research and development	4	14	27	38
General and administrative	2	5	11	13

Benefitfocus, Inc.

Unaudited Consolidated Balance Sheets

(in thousands, except share and per share data)

	As of September 30, 2018	As of December 31, 2017
Assets
Current assets:
Cash and cash equivalents	$51,065	$55,335
Accounts receivable, net	27,624	30,091
Contract, prepaid and other current assets	10,780	15,859
Total current assets	89,469	101,285
Property and equipment, net	70,208	72,681
Intangible assets, net	–	150
Goodwill	1,634	1,634
Deferred contract costs and other non-current assets	13,838	16,253
Total assets	$175,149	$192,003
Liabilities and stockholders' deficit
Current liabilities:
Accounts payable	$6,868	$4,260
Accrued expenses	10,582	9,110
Accrued compensation and benefits	13,182	14,250
Deferred revenue, current portion	37,711	43,804
Revolving line of credit, current portion	30,000	24,000
Financing and capital lease obligations, current portion	4,115	3,423
Total current liabilities	102,458	98,847
Deferred revenue, net of current portion	9,873	11,223
Revolving line of credit, net of current portion	39,246	32,246
Financing and capital lease obligations, net of current portion	56,664	55,597
Other non-current liabilities	2,480	2,809
Total liabilities	210,721	200,722
Commitments and contingencies
Stockholders' deficit:
Preferred stock, par value $0.001, 5,000,000 shares authorized, no shares issued and outstanding at September 30, 2018 and December 31, 2017	–	–
Common stock, par value $0.001, 50,000,000 shares authorized, 31,899,960 and 31,307,989 shares issued and outstanding at September 30, 2018 and December 31, 2017, respectively	32	31
Additional paid-in capital	365,303	352,496
Accumulated deficit	(400,907)	(361,246)
Total stockholders' deficit	(35,572)	(8,719)
Total liabilities and stockholders' deficit	$175,149	$192,003

Benefitfocus, Inc.

Unaudited Consolidated Statements of Cash Flows

(in thousands)

	Nine Months Ended September 30,
	2018	2017
Cash flows from operating activities
Net loss	$(39,661)	$(43,439)
Adjustments to reconcile net loss to net cash and cash equivalents used in operating activities:
Depreciation and amortization	11,912	11,848
Stock-based compensation expense	12,346	11,646
Interest accrual on financing obligation	5,639	5,623
Loss on disposal or impairment of property and equipment	–	157
Provision for doubtful accounts	364	142
Changes in operating assets and liabilities:
Accounts receivable, net	2,103	(443)
Accrued interest on short-term investments	–	7
Contract, prepaid and other current assets	5,179	9,561
Deferred contract costs and other non-current assets	2,590	4,372
Accounts payable and accrued expenses	4,385	(6,560)
Accrued compensation and benefits	(1,068)	(5,422)
Deferred revenue	(7,443)	(1,809)
Other non-current liabilities	(328)	(751)
Net cash and cash equivalents used in operating activities	(3,982)	(15,068)
Cash flows from investing activities
Proceeds from maturity of short-term investments held to maturity	–	2,000
Purchases of property and equipment	(5,855)	(6,151)
Net cash and cash equivalents used in investing activities	(5,855)	(4,151)
Cash flows from financing activities
Draws on revolving line of credit	97,000	81,000
Payments on revolving line of credit	(84,000)	(61,000)
Proceeds from exercises of stock options and ESPP	462	3,572
Payments on financing and capital lease obligations	(7,895)	(6,633)
Net cash and cash equivalents provided by financing activities	5,567	16,939
Net decrease in cash and cash equivalents	(4,270)	(2,280)
Cash and cash equivalents, beginning of period	55,335	56,853
Cash and cash equivalents, end of period	$51,065	$54,573

Supplemental disclosure of non-cash investing and financing activities
Property and equipment purchases in accounts payable and accrued expenses	$83	$878
Property and equipment purchased with financing and capital lease obligations	$3,739	$—
Post contract support purchased with financing obligations	$275	$—

Benefitfocus, Inc.

Unaudited Reconciliation of GAAP to Non-GAAP Measures

(in thousands, except share and per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
Reconciliation from Gross Profit to Non-GAAP Gross Profit:
Gross profit	$29,266	$24,941	$90,086	$75,755
Amortization of acquired intangible assets	12	34	81	105
Stock-based compensation expense	542	682	2,153	1,803
Total net adjustments	554	716	2,234	1,908
Non-GAAP gross profit	$29,820	$25,657	$92,320	$77,663

Reconciliation from Operating Loss to Non-GAAP Operating Income (Loss):
Operating loss	$(8,334)	$(10,947)	$(30,062)	$(34,307)
Amortization of acquired intangible assets	22	65	150	194
Stock-based compensation expense	3,347	4,396	12,346	11,646
Transaction costs expensed	—	—	257	—
Costs not core to our business	1,027	359	3,922	480
Total net adjustments	4,396	4,820	16,675	12,320
Non-GAAP operating income (loss)	$(3,938)	$(6,127)	$(13,387)	$(21,987)

Reconciliation from Net Loss to Adjusted EBITDA:
Net loss	$(11,598)	$(14,006)	$(39,661)	$(43,439)
Depreciation	2,888	3,054	8,864	9,246
Amortization of software development costs	1,045	784	2,898	2,408
Amortization of acquired intangible assets	22	65	150	194
Interest income	(73)	(55)	(199)	(129)
Interest expense on building lease financing obligations	1,868	1,864	5,601	5,585
Interest expense on other borrowings	1,458	1,254	4,190	3,526
Income tax expense	13	5	22	10
Stock-based compensation expense	3,347	4,396	12,346	11,646
Transaction costs expensed	—	—	257	—
Costs not core to our business	1,027	359	3,922	480
Total net adjustments	11,595	11,726	38,051	32,966
Adjusted EBITDA	$(3)	$(2,280)	$(1,610)	$(10,473)

Reconciliation from Net Loss to Non-GAAP Net Loss:
Net loss	$(11,598)	$(14,006)	$(39,661)	$(43,439)
Amortization of acquired intangible assets	22	65	150	194
Stock-based compensation expense	3,347	4,396	12,346	11,646
Transaction costs expensed	—	—	257	—
Costs not core to our business	1,027	359	3,922	480
Total net adjustments	4,396	4,820	16,675	12,320
Non-GAAP net loss	$(7,202)	$(9,186)	$(22,986)	$(31,119)

Calculation of Non-GAAP Earnings Per Share:
Non-GAAP net loss	$(7,202)	$(9,186)	$(22,986)	$(31,119)

Weighted average shares outstanding - basic and diluted	31,883,029	31,181,141	31,678,360	30,974,116
Shares used in computing non-GAAP net loss per share - basic and diluted	31,883,029	31,181,141	31,678,360	30,974,116
Non-GAAP net loss per common share - basic and diluted	$(0.23)	$(0.29)	$(0.73)	$(1.00)

Benefitfocus, Inc.

Unaudited Reconciliation of GAAP to Non-GAAP Guidance Ranges

(in millions, except per share data)

	Fourth Quarter 2018		Full Year 2018
	Range		Range
	Low	High	Low	High
Reconciliation from Net Loss Guidance to Adjusted EBITDA Guidance:
Net loss - Guidance range	$(5.0)	$(2.0)	$(44.7)	$(41.7)
Depreciation and amortization	3.8	3.8	15.8	15.8
Interest income	(0.1)	(0.1)	(0.3)	(0.3)
Interest expense	2.8	2.8	12.7	12.7
Income tax expense	—	—	—	—
Stock-based compensation expense	6.0	6.0	18.3	18.3
Transaction costs expensed	—	—	0.3	0.3
Costs not core to business	1.0	1.0	4.9	4.9
Total net adjustments	13.5	13.5	51.7	51.7
Adjusted EBITDA - Guidance range	$8.5	$11.5	$7.0	$10.0

Reconciliation from Net Loss Guidance to Non-GAAP Net Income (Loss) Guidance:
Net loss - Guidance range	$(5.0)	$(2.0)	$(44.7)	$(41.7)
Amortization of acquired intangible assets	—	—	0.2	0.2
Stock-based compensation expense	6.0	6.0	18.3	18.3
Transaction costs expensed	—	—	0.3	0.3
Costs not core to business	1.0	1.0	4.9	4.9
Total net adjustments	7.0	7.0	23.7	23.7
Non-GAAP net income (loss) - Guidance range	$2.0	$5.0	$(21.0)	$(18.0)

Calculation of Non-GAAP Earnings Per Share Guidance:
Non-GAAP net income (loss) - Guidance range	$2.0	$5.0	$(21.0)	$(18.0)

Weighted average shares outstanding - basic and diluted	31.9	31.9	31.7	31.7
Shares used in computing non-GAAP net income (loss) per share - basic	31.9	31.9	31.7	31.7
Shares used in computing non-GAAP net income (loss) per share - diluted	32.6	32.6	31.7	31.7
Non-GAAP net income (loss) per common share - basic	$0.06	$0.16	$(0.66)	$(0.57)
Non-GAAP net income (loss) per common share - diluted	$0.06	$0.15	$(0.66)	$(0.57)